Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Hasbro, Inc., a Rhode Island corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

  the Company's Quarterly Report on Form 10-Q for the quarter ended March 28, 2004, as filed with the Securities and Exchange Commission (the "10-Q Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  the information contained in the Company's 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ David D.R. Hargreaves
David D.R. Hargreaves
Senior Vice President and Chief Financial Officer
of Hasbro, Inc.

Dated: April 30, 2004

A signed original of this written statement required by Section 906 has been provided to Hasbro, Inc. and will be retained by Hasbro, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.